EXHIBIT 1

                                    AGREEMENT

         Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of The Right Start, Inc.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         Executed this 16th day of May, 1997.



                            /s/ Edward L. Cahill
                            --------------------------
                            Edward L. Cahill


                            /s/ David L. Warnock
                            --------------------------
                            David L. Warnock


                            CAHILL, WARNOCK STRATEGIC
                            PARTNERS FUND, L.P.

                            By:  Cahill, Warnock Strategic Partners, L.P.,
                                    its Sole General Partner

                            By: /s/ Edward L. Cahill
                            --------------------------
                                Edward L. Cahill, General Partner


                            By: /s/ David L. Warnock
                            --------------------------
                                David L. Warnock, General Partner


                             CAHILL, WARNOCK STRATEGIC PARTNERS, L.P.

                             By: /s/ Edward L. Cahill
                            --------------------------
                                 Edward L. Cahill, General Partner


                             By: /s/ David L. Warnock
                            --------------------------
                                 David L. Warnock, General Partner


                            STRATEGIC ASSOCIATES, L.P.

                            By: Cahill, Warnock & Co., LLC, its
                            sole General Partner

                            By: /s/ Edward L. Cahill
                            --------------------------
                                Edward L. Cahill, Member

                            By: /s/ David L. Warnock
                            --------------------------
                                David L. Warnock, Member










                           CAHILL, WARNOCK & CO., LLC

                            By: /s/ Edward L. Cahill
                            --------------------------
                                   Edward L. Cahill, Member


                            By: /s/ David L. Warnock
                            --------------------------
                                   David L. Warnock, Member